SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 13, 2000
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Washington                  000-22418                  91-1011792
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(State or Other Jurisdiction  (Commission File No.)        (IRS Employer
     of Incorporation)                                   Identification No.)

                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.           Other Events

Annual Meeting

         Itron, Inc. has set June 28, 2000 as the date for its 2000 annual meeting of shareholders, instead of June 7, 2000 as previously announced. The record date for the annual meeting will be April 21, 2000.

Management Changes

         On March 13, 2000, Itron issued a press release announcing that Michael
J. Chesser, chairman, CEO and president, is leaving Itron effective April 1, 2000 to become CEO and president of GPU Energy, a subsidiary of GPU, Inc. LeRoy
D. Nosbaum, Itron's chief operating officer, has been named to replace Mr. Chesser as CEO and president, and Robert D. Neilson, vice-president, strategy and business development, has been named chief operating officer. S. Edward White, who previously served as an executive vice president of Itron and who has been serving as vice-chairman of the board of directors, has been named chairman of the board. Mr. Chesser will continue to serve as a director of Itron.

         Since joining Itron in March 1996, Mr. Nosbaum has had executive responsibilities covering manufacturing, product development, service and support and marketing. From 1989 to 1996, Mr. Nosbaum was employed by Metricom , most recently as executive vice president and general manager of their UtiliNet Division. Before Metricom, he served twenty years in a variety of executive and management positions with Schlumberger and Sangamo Electric.

         Mr. Neilson has served as Itron's vice-president, strategy and business development since October 1997 and as Itron's vice-president, marketing from 1993 to 1997. Mr. Neilson joined Itron in 1983 as manager of market development and planning. He is actively involved in a number of industry activities, including the Cambridge Energy Research Associate (CERA) energy industry studies and work in future industry scenarios. In addition, Mr. Neilson has active relationships with many electric and gas utility strategy executives.

         Mr. White served as Itron's executive vice-president from 1996 to 1999. Mr. White joined Itron in 1996 when Utility Translation Systems (UTS), the company he founded in 1980, became a wholly owned subsidiary of Itron. UTS pioneered the development of software systems for the acquisition and analysis of complex meter data for commercial and industrial utilities customers. Before founding UTS, White served for 13 years in Westinghouse Electric Corporation's meter Division. As Itron's chairman, White will be actively involved in a number of industry and customer related activities.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ITRON, INC.


Dated:  March  13th, 2000                       By    /s/ David G. Remington
                                                      ----------------------
                                                         David G. Remington
                                                         Vice President and
                                                         Chief Financial Officer